The Interpublic Group

Fourth Quarter 2002
Conference Call Notes

March 6, 2003

Conference Call Agenda

I. Introduction

II. Fourth Quarter Financials

III. Items Affecting Comparability

IV. Outlook

V. Questions and Answers

Overview

- Actual reported fourth quarter net income of $20.3 million, or $.05 per share, reflected higher expenses and a sharp drop in profitability at McCann Erickson WorldGroup, the Company's largest operating Unit, and at Octagon Motor Sports. Fourth quarter 2001 earnings were $96.4 million, or $.26 per share.
- Organic revenue performance continued to improve sequentially, declining 4.9% in the quarter, compared to 7.7% for full-year 2002.
- Strong fourth quarter net new business of $852 million drove 2002 total to $3.2 billion of net billings won.
- Year-end debt declined to $2.6 billion, from $2.9 billion year earlier, due to effective cash and working capital management. Cash balance at year-end was $933 million.
- In the fourth quarter, the company identified $135.8 million of pre-tax charges, primarily non-cash, relating to asset impairments and other operating expenses related to Octagon Motor Sports. Because the events that triggered the impairment occurred in the third quarter, charges of $132.1 million were appropriately recorded by restating the third quarter of 2002. The remaining $3.7 million of charges relate to prior periods from 2001 and 2002.
- As part of the company's aggressive and extensive review of its balance sheet, $29.9 million of pre-tax charges not related to Octagon Motor Sports were identified and recorded to prior periods in the years 1997-2002, principally reflecting adjustments to intangible asset amortization, purchase accounting and other items. While not material to any prior period, these charges would have been material if recognized in the fourth quarter of 2002 due to abnormally low earnings in the quarter.
- NFO WorldGroup sale continues to progress.
- The company intends to access the capital markets in the near term.

Reconciliation of Reported Net Income to Net Income Excluding Specified Items

(Restated; $ Millions)

Comparison between 2002 and 2001 is affected by substantial charges in both periods for(I) restructuring and other merger-related costs, (ii) long-lived asset impairment & other charges, (iii) investment impairment, (iv) miscellaneous write-offs of operating assets and (v) the net tax effects of these items.

In comparing performance for 2002 with 2001, the Company has excluded these items because management believes the resulting comparison better reflects the company's ongoing operations. By excluding them, we can focus our comparison on the trends that have a continuing effect on the company's operations.

The following table reconciles our actual reported results to our results excluding the specified items:

	4Q'02	4Q'01	YTD'02	YTD'01
Net income (loss), as reported	$ 20.3	$ 96.4	$ 99.5	$ (534.5)
Less non-recurring items				
Salaries and related expenses (reduction in severance reserves)	-	-	-	50.0
Office and general expenses (write-off of operating assets)	-	-	-	(85.4)
Restructuring and other merger related costs	-	-	(12.1)	(645.6)
Long-Lived Asset impairment	(8.4)	-	(127.1)	(303.1)
Investment impairment	-	-	-	(208.3)
Tax effect of above items	2.5	-	42.2	327.9
Total non-recurring items	(5.9)	-	(97.0)	(864.5)
Net income excluding specified items	$26.2	$96.4	$196.5	$330.0

Fourth Quarter 2002

- **EPS $.05 vs. $0.26**
  - Ex non-recurring and goodwill amortization $.07 vs. $.36
  - McCann-Erickson and Octagon Motor Sports shortfalls are principal factors
- **Revenue sequentially improved, but remains volatile**
  - Constant dollar revenue down 4.8%
  - Lower revenue driven by continuing softness overseas
  - Q4 revenue environment weaker than planned
  - Domestic revenue rose modestly for the quarter
- **Points of margin pressure**
  - Revenue declines
  - Incremental severance, bad debt, professional fees
- **Debt declined; improved cash management and working capital discipline**
- **Strong net new business performance**

Summary
Fourth Quarter Results

(Restated; Excluding Specified Items)

($ Millions, except per share data)

	2002	2001	Change	Adjusted FAS 142 4Q '01
Revenue	**$1,668.7**	**$1,734.5**	**(3.8%)**	**$1,734.5**
Operating Costs	1,463.1	1,399.6	4.5%	1,399.6
EBITDA	**205.6**	**334.9**	**(38.6%)**	**334.9**
Margin %	**12.3%**	**19.3%**		**19.3%**
Depreciation	54.4	53.6	1.5%	53.6
Amortization	23.5	61.6	(61.9)%	16.4
Income from Operations	**$127.7**	**$219.7**	**(41.9%)**	**$264.9**
Margin %	**7.7%**	**12.7%**		**15.3%**
Net Income	$ 26.2	$ 96.4	(72.8%)	$135.6
Diluted EPS	$ .07	$ .26	(73.1%)	$ .36

Summary
2002 Results

(Restated; Excluding Specified Items)

($ Millions, except per share data)

	2002	2001	Change	Adjusted FAS 142 '01
Revenue	**$6,203.6**	**$6,791.2**	**(8.7%)**	**$6,791.2**
Operating Costs	5,358.1	5,588.6	(4.1)%	5,588.6
EBITDA	**845.5**	**1,202.6**	**(29.7%)**	**1,202.6**
Margin %	**13.6%**	**17.7%**		
Depreciation	204.5	209.9	(2.6)%	209.9
Amortization	96.0	252.2	(61.0)%	83.0
Income from Operations	**$545.0**	**$740.5**	**(26.4%)**	**$909.7**
Margin %	**8.8%**	**10.9%**		**13.4%**
Net Income	$196.5	$330.0	(40.5%)	$474.7
Diluted EPS	$ .52	$ .88	(41.6%)	$ 1.26

Points of Margin Pressure

(Restated; $ Millions)

	4Q02	4Q01	2002	2001
Severance Expense	$26.3	$12.9	$70.9	$42.3
Bad Debt Expense	36.3	14.1	75.9	39.4
Professional Fees	48.5	32.8	125.9	94.3

Octagon Motor Sports

(Restated; Excluding Specified Costs)

($ Millions, except per share Items)

	4Q'02	4Q'01	YTD'02	YTD'01
Revenue	$ 8.1	$ 8.3	$92.7	$114.1
Operating Costs	32.5	11.1	172.7	99.7
EBITDA	**(24.4)**	**(2.8)**	**(80.6)**	**14.4**
Income from Operations	**(27.1)**	**(4.3)**	**(88.8)**	**8.5**
Net Income	$ (18.5)	$ (1.5)	$ (70.2)	$ 6.8
Diluted EPS	$ (.04)	$ .00	$ (.18)	$ .02

2002 Net New Business

Representative Wins

Bank of America	Astra Zeneca
Club Med	Life Scan
Levi Strauss	Intermune
Novartis	Qwest
Merck/Ezetrik	Richemont
IRS	Lilly
EPA/Energy Star	

Total Wins	**$ 4.44 billion**
Total Losses	**1.26 billion**
Net New Business	**$ 3.18**
billion	

Fourth Quarter 2002: Components of Revenue Change

Effects of:	% Change
Organic	(4.9%)
Currency Translation	1.0%
Merger-Related Losses	(0.6%)
Acquisitions/Dispositions, net	0.7%
Actual Revenue Change	**(3.8%)**

2002:
Components of Revenue Change

Effects of:	% Change
Organic	(7.7%)
Currency Translation	0.3%
Merger-Related Losses	(0.7%)
Acquisitions/Dispositions, net	(0.6%)
Actual Revenue Change	**(8.7%)**

Organic Revenue Progression


5
0
-5
-10
-5.2
-4.9
3Q 02
4Q 02

Selected Balance Sheet Items

(Restated; $ Millions)

	December 31, 2002	September 30, 2002	December 31, 2001	September 30, 2001
Cash & Cash Equivalents	$ 933.0	$ 615.0	$ 935.2	$ 685.6
Total Debt	2,638.0	2,902.4	2,933.7	3,125.8
Debt as % of Capital	55.7%	58.6%	61.5%	64.3%
Stockholders' Equity	2,100.1	2,046.6	1,840.1	1,737.2

Current Liquidity Picture

- Interpublic believes that cash flow from operations together with availability on existing lines of credit and expected refinancings thereof will be sufficient to fund the Company's working capital needs and other obligations on a timely basis.

	Total Amount of Facility	As of December 31, 2002	
		Outstanding	Available
Committed Facilities:			
364 Day Revolving Credit Facility	$500.0	$0.0	$500.0
5 Year Revolving Credit Facility	375.0	50.3	324.7
Other Committed Credit Facilities	157.8	3.1	154.7
Total Committed Facilities	**1,032.8**	**53.4**	**979.4**
Uncommitted Facilities	**707.9**	**213.2**	**494.7**
Total Credit Facilities	**$1,740.7**	**$266.6**	**$1,474.1**
		Cash & Cash Equivalents	**933.0**
		Total Available Liquidity	**$2,407.1**

Current Credit Picture

	LTM @ December 31, 2002	LTM @ December 31, 2001
EBITDA	$845.6	$1,202.6
Interest Expense	145.6	164.6
EBITDA / Interest	5.8x	7.39x
Total Debt / EBITDA	3.1x	2.4x
Debt:		
Bank Loans (Due less than 1 year)	$ 216.3	174.4
$500 Million Revolver Facility due 5/15/03	-	-
$375 Million Facility due 6/27/05	50.3	144.1
1.87% Convertible Debentures due 6/1/06	328.5	320.0
1.80% Million Convertible Notes due 9/16/04	236.1	228.5
0% Million Convertible Notes due 12/24/21	581.0	575.3
- Next Put Date Dec. 2003		
7.88% Senior Unsecured Notes due 10/15/05	533.7	500.0
7.25% Senior Unsecured Notes due 8/15/11	500.0	500.0
Floating Rate Notes	-	100.0
Term Loans	157.1	253.9
Other	34.9	137.5
Total Debt	$2,638.0	$2,933.7

Outlook – 2003

- Revenue is expected to decline 1-4% from 2002 level, adjusted for potential divestitures
- Earnings estimated at $.68 - $.72 per share

Conclusion

"We have major work ahead of us. The company has made strides in improving its balance sheet and liquidity. These will remain significant priorities for me, as will a commitment to achieving financial reliability and accountability, both at the holding company and within our operating units. New business in 2002 was strong, which attests to the vitality of our brands. We must build on this progress by making the aggressive pursuit of organic growth and margin improvement a top priority.

"In spite of difficult circumstances, I am confident that this year will see us successfully lay the groundwork for predictable, sustainable growth."

David Bell, Chairman and CEO, The Interpublic Group

Cautionary Statement

This document contains forward-looking statements. Interpublic's representatives may also make forward-looking statements orally from time to time. Statements in this document that are not historical facts, including statements about Interpublic's beliefs and expectations, particularly regarding recent business and economic trends, the impact of litigation, dispositions, the integration of acquisitions and restructuring costs, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and therefore undue reliance should not be placed on them. Forward-looking statements speak only as of the date they are made, and Interpublic undertakes no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, those associated with the effects of global, national and regional economic and political conditions, Interpublic's ability to attract new clients and retain existing clients, the financial success of Interpublic's clients, developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world and the successful completion and integration of acquisitions which complement and expand Interpublic's business capabilities.

Interpublic's liquidity could be adversely affected if Interpublic is unable to access capital or to raise proceeds from asset sales. In addition, Interpublic could be adversely affected by developments in connection with the purported class actions and derivative suits that it is defending or the SEC investigation relating to the restatement of its financial statements.

At any given time Interpublic may be engaged in a number of preliminary discussions that may result in one or more acquisitions or dispositions. These opportunities require confidentiality and from time to time give rise to bidding scenarios that require quick responses by Interpublic. Although there is uncertainty that any of these discussions will result in definitive agreements or the completion of any transactions, the announcement of any such transaction may lead to increased volatility in the trading price of Interpublic's securities.

The success of recent or contemplated future acquisitions will depend on the effective integration of newly-acquired and existing businesses into Interpublic's current operations. Important factors for integration include realization of anticipated synergies and cost savings and the ability to retain and attract new personnel and clients.

In addition, Interpublic's representatives may from time to time refer to "pro forma" financial information. Because "pro forma" financial information by its very nature departs from traditional accounting conventions, this information should not be viewed as a substitute for the information prepared by Interpublic in accordance with GAAP, including the balance sheets and statements of income and cash flow contained in Interpublic's quarterly and annual reports filed with the SEC on Forms 10-Q and 10-K.

Investors should evaluate any statements made by Interpublic in light of these important factors.

Appendices

Revenue by Discipline

($ Millions)

	Fourth Quarter Revenue				
	2002	% of Rev	2001	% of Rev	% Change
Marketing Communications	$448.1	26.9%	$470.1	27.1%	(4.7%)
Marketing Intelligence	128.9	7.7%	121.3	7.0%	6.3%
Marketing Services	87.1	5.2%	101.9	5.9%	(14.5%)
Total Marketing and Communication Services	664.1	39.8%	693.3	40.0%	(4.2%)
Advertising & Media	1,004.6	60.2%	1,041.2	60.0%	(3.5%)
Total Revenue	$ 1,668.7	100.0%	$1,734.5	100.0%	(3.8%)

Revenue by Discipline

($ Millions)

	YTD Revenue				
	2002	**% of Rev**	**2001**	**% of Rev**	**% Change**
Marketing Communications	$ 1,654.0	26.7%	$1,856.8	27.3%	(10.9%)
Marketing Intelligence	472.2	7.6%	446.0	6.6%	5.9%
Marketing Services	401.9	6.5%	453.5	6.7%	(11.4%)
Total Marketing and Communication Services	$2,528.1	40.8%	$2,756.3	40.6%	(8.3%)
Advertising & Media	3,675.5	59.2%	4,034.9	59.4%	(8.9%)
Total Revenue	$6,203.6	100.0%	$6,791.2	100.0%	(8.7%)

Revenue by Region
Fourth Quarter 2002

($ Millions)

	Revenue	% Total	% Change	% Change Constant $	% Change Organic
Europe	$496.4	29.7%	(0.4%)	(6.8%)	(7.2%)
Asia/Other	127.4	7.6%	(19.2%)	(19.2%)	(4.0%)
Latin America	64.4	3.9%	(33.2%)	17.0%	5.5%
Canada	40.1	2.4%	(18.9%)	(18.3%)	(3.3%)
Total International	**728.3**	**43.6%**	**(8.8%)**	**(10.9%)**	**(5.2%)**
Total Domestic	**940.4**	**56.4%**	**0.4%**	**0.4%**	**(4.6%)**
Total Revenue	**$1,668.7**	**100.0%**	**(3.8%)**	**(4.8%)**	**(4.9%)**

Trend Q3 '02: Domestic – (7.2%); International – (8%); Worldwide (6%) constant
Q2 '02: Domestic – (12%); International – (6%) (10%) constant
Q1 '01: Domestic – (18%); International – (10%) (8%) constant

Revenue by Region 2002

($ Millions)

	Revenue	% Total	% Change	% Change Constant $	% Change Organic
Europe	$1,796.7	29.0%	(2.2%)	(7.1%)	(7.0%)
Asia/Other	508.9	8.2%	(11.9%)	(10.3%)	(4.9%)
Latin America	254.5	4.1%	(22.2%)	(4.3%)	1.4%
Canada	152.4	2.4%	(10.1%)	(8.8%)	(0.6%)
Total International	**2,712.5**	**43.7%**	**(6.8%)**	**(7.6%)**	**(5.5%)**
Total Domestic	**3,491.1**	**56.3%**	**(10.0%)**	**(10.0%)**	**(9.2%)**
Total Revenue	**$ 6,203.6**	**100.0 %**	**(8.7%)**	**(9.0%)**	**(7.7%)**

Trend Q3 '02: Domestic – (13%); International – (6%); Worldwide (10%) constant

Q2 '02: Domestic – (14%); International – (7%); Worldwide (12%) constant

Q1 '01: Domestic – (17%); International – (8%); Worldwide (14%) constant

Fourth Quarter 2002: Components of Change

(Restated; Excludes Specified items)

($ Millions, except per share data)

4TH QTR	2001 Pro Forma FAS 141/142	Currency	Acquisitions/ Dispositions, net	Loss of Pepsi Brands	Organic	Taxes and Other	2002 Results
Revenue	$ 1,726.2	$ 17.5	$ 8.7	$ (10.0)	$ (81.7)	–	$ 1,660.7
Operating Expenses	1,457.1	21.2	17.7	(7.8)	17.6	–	1,505.8
Operating Income	269.1	(3.7)	(9.0)	(2.2)	(99.3)	–	154.9
Operating Margin Change		(0.4)%	(0.6)%	–	(5.3)%	–	–
Operating Margin	15.6%	(15.2)%	(14.6)%	14.6%	9.3%	–	9.3%
Diluted EPS	**0.36**	**(0.01)**	**(0.01)**	-	**(0.14)**	**(0.08)**	**$0.12**

Restated Earnings (1997-2002)

($ Millions)

A. Years

	Impact of Restatement				
	2001	2000	1999	1998	1997
Net income (loss) - as reported	$(527.4)	$397.1	$340.2	$361.8	$152.0
Adjustments	(7.1)	(4.3)	(3.6)	(1.8)	(1.0)
Net income (loss) - as restated	(534.5)	392.8	336.6	360.0	151.0
Earnings (loss) per share - as reported	$ (1.43)	$ 1.07	$ 0.94	$ 1.01	$ 0.44
Earnings (loss) per share - as restated	$ (1.45)	$ 1.06	$ 0.92	$ 1.00	$ 0.44

B. Quarters

	2001				2002		
	Q1	Q2	Q3	Q4	Q1	Q2	Q3
Net income (loss) - as reported	$(30.4)	$(116.3)	$(481.1)	$100.4	$ 61.7	$111.3	$ 7.5
Adjustments	(0.8)	(1.0)	(1.3)	(4.0)	(1.9)	(2.3)	(97.1)
Net income (loss) - as restated	(31.2)	(117.3)	(482.4)	96.4	59.8	109.0	(89.6)
Earnings (loss) per share - as reported	$ (0.08)	$ (0.32)	$ (1.30)	$ 0.27	$ 0.16	$ 0.29	$ 0.02
Earnings (loss) per share - as restated	$ (0.09)	$ (0.32)	$ (1.31)	$ 0.26	0.16	0.29	(0.24)

Diluted EPS Calculation

(Restated; $ Millions)

	1Q'02	2Q'02	3Q'02	4Q'02	YTD
Net Income	$ 59.8	$ 109.0	$ (89.6)	$20.3	$99.5
Basic Shares	372. 96	375.68	377.28	378.33	376.06
Add-Backs:					
Stock Options and Restricted Stock	6.80	6.73	0.00 (A)	3.49	5.21
Total Shares (MM)	379.76	382.41	377.28	381.82	381.27
Diluted EPS	$ .16	$ .29	$ (0.24)	$0.05	$0.26

(A) Shares are anti-dilutive

Schedule of Debt Maturities at 12/31/02

($ Millions)

Issue	Original Principal	2003	2004	2005	2006	After	Total
1.87% Convertible debenture **$236.1**	$250.0		$236.1				
1.80% Convertible debenture	$361.0				$328.5		**328.5**
0% Convertible debenture	$702.0	$581.0					**581.0**
7.88% Senior Unsecured Notes(1)	$500.0			$533.7			**533.7**
7.25% Senior Unsecured Notes	$500.0					$500.0	**500.0**
5 Year Revolving Facility **50.3**	$375.0			$50.3			
Term Loans	$157.2	$14.6	$31.3	$6.3	$30.0	$75.0	**157.2**
Other(2)		$230.5				$20.8	**251.3**
Total **$2,[illegible]**		**$826.1**	**$267.4**	**$590.3**	**$358.5**	**$595.8**	

1. Includes $337MM of gains related to interest rate swaps
2. Incl[illegible]ease, mortgage payable and international evergreen lines of credit